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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               December 22, 2003

                              UNIFIRST CORPORATION
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


          Massachusetts                   1-8504                 04-2103460
 ----------------------------     ------------------------   ------------------
 (State or Other Jurisdiction     (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)


                68 Jonspin Road, Wilmington, Massachusetts 01887
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (978) 658-8888


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On September 2, 2003, UniFirst Corporation ("the Company" or "UniFirst") filed a
Current Report on Form 8-K announcing the completion of its acquisition of the business and assets of Textilease Corporation ("Textilease"). This amendment to the Form 8-K includes the Financial Statements of the Business Acquired, as well as applicable Proforma Financial Information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     The following financial statements of Textilease are being filed with this report as Exhibit 99.2 attached hereto:

TEXTILEASE AUDITED CONSOLIDATED FINANCIAL STATEMENTS (RESTATED) AS OF DECEMBER
   31, 2002 AND FOR THE YEAR ENDED DECEMBER 31, 2002

Report of Independent Public Accountants
Consolidated Balance Sheet
Consolidated Statement of Income
Consolidated Statement of Changes in Stockholder's Equity
Consolidated Statement of Cash Flows
Notes to Consolidated Financial Statements

TEXTILEASE UNAUDITED FINANCIAL STATEMENTS AS OF JUNE 30, 2003 AND DECEMBER 31,
   2002 (RESTATED) AND FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND THE SIX MONTHS ENDED JUNE 30, 2002

Consolidated Balance Sheets
Consolidated Statements of Income
Consolidated Statements of Cash Flows
Notes to Consolidated Financial Statements

(b)  Proforma Financial Information

     The following unaudited pro forma combined condensed financial information of UniFirst and Textilease are being filed with this report as Exhibit 99.3 attached hereto:

Unaudited Pro Forma Combined Condensed Financial Information
Unaudited Pro Forma Combined Condensed Statement of Income--Nine Months Ended
  May 31, 2003
Unaudited Pro Forma Combined Condensed Statement of Income--Year Ended
  August 31, 2002
Unaudited Pro Forma Combined Condensed Balance Sheet--May 31, 2003
Notes to Unaudited Pro Forma Combined Condensed Financial Statements
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(c)   Exhibits
 *    Previously filed

Exhibit Number        Description

 2.1 Stock Purchase Agreement, dated as of July 17, 2003, by and among the Registrant and the stockholders of Textilease signatory thereto (the Registrant agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to this agreement upon request by the Commission).*

23.1                  Consent of PricewaterhouseCoopers LLP

99.1                  Press release of the Registrant dated September 2, 2003*

99.2                  Financial Statements of Textilease Corporation

99.3                  Pro forma combined condensed financial information
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        UNIFIRST CORPORATION


Date: December 22, 2003                 By:    /s/ Ronald D. Croatti
                                               ------------------------------
                                        Name:  Ronald D. Croatti
                                        Title: President and Chief Executive
                                               Officer


                                        By:    /s/ John B. Bartlett
                                               ------------------------------
                                        Name:  John B. Bartlett
                                        Title: Senior Vice President

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                                 EXHIBIT INDEX

 *    Previously filed

Exhibit Number        Description

 2.1 Stock Purchase Agreement, dated as of July 17, 2003, by and among the Registrant and the stockholders of Textilease signatory thereto (the Registrant agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to this agreement upon request by the Commission).*

23.1                  Consent of PricewaterhouseCoopers LLP

99.1                  Press release of the Registrant dated September 2, 2003*

99.2                  Financial Statements of Textilease Corporation

99.3                  Pro forma combined condensed financial information